UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010

FFD Financial Corporation
(Exact name of registrant as specified in its charter)

Ohio	0-27916	34-1821148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Wooster Avenue, Dover, Ohio 44622
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (330) 364-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02

Results of Operations and Financial Condition.

On February 1, 2010, FFD Financial Corporation issued a press release regarding its earnings for the quarter ended December 31, 2009. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(a) – (c).

Not applicable.

(d).

Exhibits.

Exhibit Number	Description

99	Press Release of FFD Financial Corporation dated February 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FFD FINANCIAL CORPORATION

	By:	/s/ Robert R. Gerber
Robert R. Gerber Senior Vice President, Chief Financial Officer and Treasurer

Date: February 1, 2010